SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 2)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement           |_|  Confidential, for Use of the
|_|  Definitive Proxy Statement                 Commission Only (as permitted by
|_|  Definitive Additional Materials            Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              ENGLOBAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
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     previously. Identify the previous filing by registration statement number,
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

                              ENGlobal Corporation

                                 April 28, 2006

Dear Stockholder:

     I am pleased to invite you to the Annual Meeting of Stockholders of ENGlobal Corporation. The meeting will be held at the Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 1, 2006 at 10:00 a.m., local time.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     o    the election of five Directors to the Board of Directors of ENGlobal;

     o the amendment to the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders; and

     o any other business which properly comes before the meeting or at any adjournment or postponement thereof.

     You will also hear an overview of ENGlobal's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with the accompanying Notice of Annual Meeting and Proxy Statement, contains other detailed information about ENGlobal, including its audited financial statements for the year ended December 31, 2005.

     Stockholders are urged to carefully read the accompanying Notice of Annual Meeting and Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 28, 2006.

     We hope you can join us on June 1, 2006. Regardless of whether or not you expect to attend the meeting in person, please read the Proxy Statement and vote as soon as possible. You may vote over the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.

                                           Sincerely,


                                           /s/ William A. Coskey, P.E.

                                           William A. Coskey, P.E.
                                           Chairman of the Board

                              ENGlobal Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date        10:00 a.m., local time, on Thursday, June 1, 2006

Place                Wyndham Greenspoint Hotel
                     12400 Greenspoint Drive
                     Houston, Texas

Items of Business   (1)  To elect five Directors to the Board of Directors of
                         ENGlobal (the Board of Directors recommends a vote FOR this proposal);
                    (2)  To vote on a proposal to amend to the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders (the Board of Directors recommends a vote
                         FOR this proposal); and
                    (3)  To consider such other business as may properly come
                         before the meeting

                    Except with respect to the procedural matters incident to the conduct of the Annual Meeting, we are not aware of any other business to be brought before the Annual Meeting.

Adjournments and    Any action on the items of business described above may be
Postponements       considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual
                    Meeting may be properly adjourned or postponed.

Record Date         You are entitled to notice of, and to vote at, the Annual
                    Meeting only if you were an ENGlobal stockholder as of the close of business on April 10, 2006.

Meeting Admission   You are entitled to attend the Annual Meeting only if you
                    were an ENGlobal stockholder as of the close of business on April 10, 2006 or hold a valid proxy for the Annual Meeting.
                    You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 10, 2006, a copy of the voting instruction card provided by your bank or brokerage firm, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual
                    Meeting.

                    The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:00 a.m., local time, and you should allow ample time for the check-in procedures.

Voting Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. This will ensure the presence of a quorum at the Annual Meeting and that your shares are voted in accordance with your wishes. You may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. For detailed information regarding voting, please refer to the section entitled "Questions and Answers - How Can I Vote?" on page 3 of this Proxy Statement and the instructions on the proxy or voting instruction card.

                                             By Order of the Board of Directors,

                                             /s/ Natalie S. Hairston

                                             Natalie S. Hairston
                                             Chief Governance Officer and
                                             Corporate Secretary

                    This notice of Annual Meeting and Proxy Statement and form of proxy are first being distributed to stockholders on or about April 28, 2006.

                              ENGlobal Corporation

                       2006 ANNUAL MEETING OF STOCKHOLDERS
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.......................................i
QUESTIONS AND ANSWERS..........................................................3
PROPOSAL ONE:  ELECTION OF DIRECTORS...........................................7
         Nominees..............................................................7
         Recommendation of the Board...........................................8
         Executive Officers....................................................9
         Remuneration of Directors.............................................9
MEETINGS OF THE BOARD AND ITS COMMITTEES......................................10
         Board Meetings.......................................................10
         Audit Committee......................................................10
         Compensation Committee...............................................11
         Nominating and Corporate Governance Committee........................11
CORPORATE GOVERNANCE..........................................................11
         Corporate Code of Conduct............................................12
         Director Independence................................................12
         Executive Sessions; Lead Director....................................12
         Consideration of Director Nominees...................................12
         Communications with the Board........................................14
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.......................14
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.......................15
         Compensation Philosophy..............................................16
         Compensation Structure...............................................16
         Incentive Compensation...............................................17
         Stock Option Plan....................................................17
         Compensation of the Chief Executive Officer..........................17
         Executive Compensation Deductibility.................................17
         Compensation Committee Interlocks and Insider Participation..........18
EXECUTIVE COMPENSATION........................................................18
         Summary Compensation Table...........................................18
         Option/SAR Grants in Last Fiscal Year................................18
         Aggregate Option Exercises and Year-End Option Value Table...........19
         Key Man Insurance....................................................19
         Employment Agreements................................................19
         1998 Incentive Plan..................................................20
         401(k) Plans.........................................................20
         Incentive Bonus Plan.................................................21
         Key Manager and Executive Level Incentive Plans......................21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................21
BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES, AND
         EXECUTIVE OFFICERS...................................................22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................23
STOCK PERFORMANCE GRAPH.......................................................24
PRINCIPAL AUDITOR FEES AND SERVICES...........................................24
PROPOSAL TWO:  AMENDMENT TO ARTICLES OF INCORPORATION.........................26
OTHER MATTERS.................................................................29
STOCKHOLDER PROPOSALS FOR 2006................................................29
ADDITIONAL INFORMATION........................................................30
APPROVAL OF THE BOARD OF DIRECTORS............................................30
APPENDIX A: AUDIT COMMITTEE CHARTER..........................................A-1
APPENDIX B: PROPOSED PREFFERED STOCK AMENDMENT...............................B-1

                              QUESTIONS AND ANSWERS

Q:   Who is soliciting my proxy?
A: We, the Board of Directors of ENGlobal Corporation ("ENGlobal" or the "Company"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at ENGlobal's 2006 Annual Meeting of Stockholders. Specified Directors, officers, and employees of ENGlobal may also solicit proxies on our behalf by mail, phone, fax or in person.

Q:   Who is paying for this solicitation?
A: ENGlobal will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:   On what am I voting?
A:   The items of business scheduled to be voted at the Annual Meeting are:

     o The election of Michael L. Burrow, P.E., William A. Coskey, P.E., Randall B. Hale, David W. Gent, P.E., and David C. Roussel to the Board;
     o A proposal to amend the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders; and
     o The stockholders will also consider other business that properly comes before the Annual Meeting. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the Annual Meeting.

Q:   Who can vote?
A: Each share of ENGlobal Common Stock issued and outstanding as of the close of business on April 10, 2006, the record date, is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of that time, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a bank or brokerage firm. On the record date we had 27,005,158 shares of Common Stock issued and outstanding. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A: Stockholder of Record - If your shares are registered directly in your name with ENGlobal's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by ENGlobal. As the stockholder of record, you have the right to grant your voting proxy directly to ENGlobal or to vote in person at the meeting. You may vote via the Internet, by telephone or by completing and mailing the enclosed proxy card as an alternative to voting in person at the meeting.

     Beneficial Owner - If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote and are also invited to attend the Annual Meeting.

     Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the bank or brokerage firm that holds your shares, giving you the right to vote the shares at the meeting. Your bank or brokerage firm has enclosed or provided voting instructions for you to use in directing the bank or brokerage firm how to vote your shares. Your bank or brokerage firm may also have a process for providing instructions over the phone or via the Internet.

     If you hold your shares through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of Directors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:   How can I vote?
A: You may vote your shares either in person or by proxy. Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the bank or brokerage firm that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

     To vote by proxy, you may vote via the Internet, by telephone or by mailing a completed proxy card. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing ENGlobal's Corporate Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Michael L. Burrow, P.E. and William A. Coskey, P.E. the proxy holders, will vote your shares:

     o    FOR the election of each of the nominees for Director;
     o FOR the amendment to the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders; and
     o As they determine approval with respect to any other matters that may properly come before the meeting.

     If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Q:   Can I change my vote?
A: You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to ENGlobal's Corporate Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your bank or brokerage firm, or, if you have obtained a legal proxy from your bank or brokerage firm giving you the right to vote your shares, by attending the meeting and voting in person.

Q:   What constitutes a quorum?
A: On the record date, ENGlobal had 27,005,158 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) outstanding on the record date, or 13,502,580 shares, must be present at the meeting or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:   How are votes counted?
A: In the election of Directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

     For any other proposals that properly come before the meeting, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," your shares will be counted for purposes of establishing a quorum, and the abstention will have the same effect as a vote "AGAINST." If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of ENGlobal's nominees to the Board and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:   What vote is required to approve each proposal?
A: Proposal One: The five persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected Directors. A properly executed proxy marked "WITHHELD" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of Directors.

     Proposal Two: The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the amendment to the Articles of Incorporation.

Q:   Can I vote on other matters?
A: The matters presented at an Annual Meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Michael
     L. Burrow, P.E. and William A. Coskey, P.E., the proxy holders, authority to vote your shares.

Q:   How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Michael L. Burrow, P.E. and William A. Coskey, P.E., the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

     o    the election of the nominated slate of Directors; and
     o the amendment to the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Q:   What is the deadline for stockholder proposals for next year's Annual
     Meeting?
A: For a stockholder proposal to be considered for inclusion in ENGlobal's proxy statement for the 2007 Annual Meeting, the written proposal must be received by the Secretary of ENGlobal at our principal executive offices no later than December 29, 2006. The proposal will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act") regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

     If you intend to present a proposal at our 2007 Annual Meeting, but you do not intend to have it included in our 2007 proxy statement, your proposal must be delivered to the Secretary of ENGlobal no later than March 1, 2007. If the date of our 2007 Annual Meeting is more than 30 calendar days before or after the date of our 2006 Annual Meeting, your proposal must be delivered by the close of business on the tenth day following the day we publicly announce the date of the 2007 Annual Meeting.

Q:   Who can help answer my questions?
A: If you have any questions about the Annual Meeting, how to vote or revoke your proxy, or if you need additional copies of this Proxy Statement or voting materials, you should contact Natalie Hairston, Chief Governance Officer and Corporate Secretary, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, (281) 878-1000.

Q:   How can I receive future stockholder communications electronically?
A: If you received your annual meeting materials by mail, we encourage you to conserve natural resources, as well as significantly reduce your company's printing and mailing costs, by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can easily submit your stockholder votes online. Electronic delivery can also help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. To sign up for electronic delivery, follow the instructions on your proxy card.

Q:   How do I get copies of the exhibits filed with ENGlobal's Form 10-K?
A: A copy of ENGlobal's Annual Report for 2005, which contains ENGlobal's Form 10-K and consolidated financial statements, is being delivered to you with this Proxy Statement. ENGlobal will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with ENGlobal's Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the SEC's website at: www.sec.gov.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, you and the other stockholders will elect five individuals to serve as Directors until the next annual meeting of stockholders to be held in 2006, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

     The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a Director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

     There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as Director.

     The nominees for Director, each of whom has consented to serve, if elected, are as follows:

                            Director
Name of Nominee              Since    Age    Principal Occupation During the Last 5 Years
---------------              -----    ---    --------------------------------------------
William A. Coskey, P.E.      1994     53     Mr. Coskey has served as Chairman of the Board since June 2005. He
Chairman of the Board                        founded ENGlobal in 1985 and, until December 2001, served as Chairman of the Board, Chief Executive Officer and President of the Company. From
                                             2001 to 2003, he served as Chief Operating Officer and held the position of President from 2001 to June 2005. Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas A&M
                                             University in 1975 and is a Registered Professional Engineer. Mr. Coskey
                                             has served on the Texas A&M University Electrical Engineering Department
                                             Advisory Council since 1999.

Michael L. Burrow, P.E.      2001     58     Mr. Burrow has served as President and Chief Executive Officer and
President and Chief                          Director of the Company since June 2005. From December 2001 to June
Executive Officer                            2005, he served as Chairman and Chief Executive Officer. Mr. Burrow co-founded Petrocon, Inc. in 1977 and founded Petrocon Engineering, Inc.
                                             ("Petrocon") in 1988. From the formation of Petrocon until December
                                             2001, he served as Chairman of the Board, Chief Executive Officer and
                                             President of Petrocon, except for the period from April 1999 through
                                             March 2000 when he served as Chairman and Manager of Corporate
                                             Marketing. Mr. Burrow received a Bachelor of Science in Mechanical
                                             Engineering from Louisiana Tech University in 1969 and did post-graduate studies in engineering and business administration at Lamar University.
                                             He is a Registered Professional Engineer in Texas and Louisiana, a
                                             member of ASME, NSPE and TSPE where he was selected as the "2005
                                             Engineer of the Year" for the Sabine Chapter. He serves as a Director on the Partnership of Southeast Texas, Beaumont Chamber of Commerce
                                             (Advisory Director), Texas Hazardous Waste Research Council and Texas
                                             Workforce Development Boards.

                                        7

                            Director
Name of Nominee              Since    Age    Principal Occupation During the Last 5 Years
---------------              -----    ---    --------------------------------------------

David W. Gent, P.E.          1994     53     Mr. Gent has served as a Director of ENGlobal since June 1994, is
                                             Chairman of the Nominating and Corporate Governance Committee and is a
                                             member of the Audit and Compensation Committees. Mr. Gent has served as the Company's lead Independent Director since 2002. Since 1991, Mr. Gent has held various positions for Bray International, Inc., an industrial flow control manufacturer located in Houston, Texas. Since 2005, Mr.
                                             Gent has served as Senior Vice President of Bray International and is responsible for overseeing worldwide engineering, information services, and training. Mr. Gent, an honors graduate, received a Bachelor of
                                             Science in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional
                                             Engineer and a senior member of the Instrument Society of America. Mr.
                                             Gent serves on the Texas A&M University Electrical Engineering
                                             Department Advisory Council, chairs the Bray International, Inc. 401(k)
                                             committee and is the Bray representative on various councils including the Open DeviceNet Vendors Association and American Water Works
                                             Association. He also holds several patents in the field of industrial flow controls.

Randall B. Hale              2001     43     Mr. Hale has served as a Director of ENGlobal since December 2001, is
                                             Chairman of the Audit Committee and a member of the Compensation and
                                             Nominating and Corporate Governance Committees. Mr. Hale was appointed
                                             Chairman of ConGlobal Industries, Inc., a provider of container and chassis depot services, in September 2004. From February 2003 to
                                             September 2004, Mr. Hale was the President and Chief Executive Officer
                                             of Container Care International, Inc., a depot services company.
                                             Previously, Mr. Hale was a Vice President of Equus Capital Management
                                             Corporation, a manager of private equity investment funds ("Equus"), from November 1992 to February 2003, and a Director of Equus from
                                             February 1996 to February 2003. Mr. Hale received a BBA in Business
                                             Administration from Texas A&M University in 1985 and is a certified public accountant.

David C. Roussel             2001     56     Mr. Roussel has served as a Director of the Company since December 2001, is Chairman of the Compensation Committee and a member of the Audit and
                                             Nominating and Corporate Governance Committees. Mr. Roussel is a Vice
                                             President with Randall & Dewey, Inc., a leading mergers and acquisitions advisor in the global oil and gas industries. Randall & Dewey, Inc. is a division of Jefferies Group Inc., a global investment bank and institutional securities firm. From 1998 to 2002, Mr. Roussel's primary occupation was independent business consultant. Mr. Roussel received a
                                             Bachelor of Science degree in Mechanical Engineering from Iowa State
                                             University in 1971 and completed the Harvard Advanced Management Program in 1992. He has also served as Vice President, Director and a member of the Executive and Ad Hoc Committees of the Board of Directors of the Gas
                                             Processors Association.

Recommendation of the Board

     The Board recommends that stockholders vote FOR each of the nominees to serve as Directors of ENGlobal.

Executive Officers

     Set forth below is a brief description of the business experience of all executive officers of ENGlobal Corporation. The biographies of Messrs. Burrow and Coskey, Chairman and President and Chief Executive Officer, respectively, are listed above.

Name of Executive Officer    Position         Age   Principal Occupation During the Last 5 Years
-------------------------    --------         ---   --------------------------------------------
Robert W. Raiford            Chief Financial   60   Mr. Raiford has served as Chief Financial Officer and Treasurer of
                             Officer and            ENGlobal since December 2001. Mr. Raiford joined Petrocon in 1979
                             Treasurer              and prior to joining ENGlobal, he served as Executive Vice
                                                    President, Chief Financial Officer, Secretary and Treasurer of
                                                    Petrocon and served as a director and Secretary of various Petrocon subsidiaries. Mr. Raiford received an MBA in 1974 and a BBA in
                                                    Business Management in 1968 from Lamar University.

Michael M. Patton, P.E.      Senior Vice       53   Mr. Patton joined ENGlobal in 1999, and was appointed Senior Vice
                             President,             President of Business Development of ENGlobal in 2002. From November
                             Business               2004 to January 2006, Mr. Patton served as President of the Western
                             Development            Division of ENGlobal Engineering, Inc. and has been the sponsor for
                                                    ENGlobal Technical Services, Inc. (formerly ENGlobal Design Group,
                                                    Inc.) since January 2004. Mr. Patton is a Registered Professional
                                                    Engineer and earned a Bachelor of Science degree in Electrical
                                                    Engineering from University of Oklahoma in 1975.

Remuneration of Directors

     In December 2004, Compensation Committee recommended that, over the next two years, the Company implement a standard compensation arrangement for its independent Directors, Messrs. Gent, Hale, and Roussel, ("Non-employee Directors"). In 2005, the Non-employee Directors received a retainer in the amount of $24,000 per year to Messrs. Gent and Roussel and $26,000 per year to Mr. Hale, as the Audit Committee Chairman, both payable on a quarterly basis. In 2006, the retainers provided to the Non-employee Directors will increase to $32,000 per year to Messrs. Gent and Roussel and $36,000 per year to Mr. Hale, both payable on a quarterly basis. The Company believes the payments are necessary to retain the three Non-employee Directors and compensate the Chairman of the Audit Committee at a slightly higher rate, due to the extensive time and effort required of that position. The Company continues to reimburse its Non-employee Directors for out-of-pocket expenses incurred to attend Board and committee meetings. Non-employee Directors of the Company do not receive additional compensation for each Board meeting attended, nor do they receive additional compensation for each committee meeting attended.

     Under the Company's 1998 Incentive Plan, Non-employee Directors are eligible to receive non-statutory stock options. In 2005, in recognition of the services provided by its Board of Directors, each Non-employee Director received options to acquire 50,000 shares of the Company's Common Stock at an exercise price equal to fair market value of the underlying Common Stock on the date of the grant. Stock options awarded to Non-employee Directors in 1999, 2000, and 2001 have five-year vesting periods, ten-year expiration dates, and were granted at an exercise price of $1.25, $1.00, and $1.00, respectively. For years of service from 2002 to present, each Non-employee Director has received stock options as represented by the following table:

  Board          Date          Date Fully      Amount    Exercise    Expiration
 Service        Granted          Vested      of Options   Price         Date
 -------        -------          ------      ----------   -----         ----

2002-2003    April 1, 2003    April 1, 2003    20,000     $1.87    April 1, 2013
2003-2004     June 6, 2003     June 6, 2004    20,000     $2.32     June 6, 2013
2004-2005    June 17, 2004    June 17, 2005    20,000     $1.81    June 17, 2014
2005-2006    June 16, 2005    June 16, 2006    50,000     $3.75    June 16, 2015

     Likewise, Messrs. Gent, Hale and Roussel will each receive 50,000 stock options, with a quarterly vesting schedule, for their service to the Company during 2006-2007. The shares will be granted on June 1, 2006, will fully vest on June 1, 2007, and will expire on June 1, 2016.

                    MEETINGS OF THE BOARD AND ITS COMMITTEES

Board Meetings

     During 2005, ENGlobal held eight Board meetings. The Board has several committees, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each Director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend Annual Meetings of ENGlobal stockholders. All of the Directors attended the Annual Meeting of stockholders held on June 16, 2005.

Audit Committee

     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of ENGlobal's financial statements, ENGlobal's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of ENGlobal's internal audit function and independent auditors, and risk assessment and risk management. Among other matters, the Audit Committee (1) prepares the Audit Committee report for inclusion in the annual proxy statement; (2) annually reviews the Audit Committee charter and the Audit Committee's performance; (3) appoints, evaluates and determines the compensation of ENGlobal's independent auditors; (4) reviews and approves the scope of the annual audit, the audit fee and the financial statements; (5) reviews ENGlobal's disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; (6) oversees investigations into complaints concerning financial matters; and (7) reviews other risks that may have a significant impact on ENGlobal's financial statements. The Audit Committee works closely with management as well as ENGlobal's independent auditors.

     The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us, for the outside legal, accounting and other advisors that the Audit Committee deems necessary to carry out its duties.

     Our Board of Directors has adopted an Audit Committee Charter meeting applicable standards of the SEC and AMEX. During fiscal year 2005, members of the Audit Committee included Messrs. Hale (Chairman), Gent, and Roussel, all of whom qualify as "independent Directors" as defined by the AMEX listing standards and SEC rules currently in effect. The Board of Directors has determined that Mr. Hale is qualified as an Audit Committee "financial expert" under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable AMEX rules. The Audit Committee met on five occasions in 2005.

     A copy of our Audit Committee Charter is attached as Appendix A and available on the "Investor Relations" section of our website at www.englobal.com.

Compensation Committee

     The Compensation Committee recommends cash and non-cash compensation for ENGlobal's Chief Executive Officer, President and Chief Financial Officer to the full Board and reviews and recommends stock options for award by ENGlobal to its Directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing ENGlobal's executive compensation program. The Compensation Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Compensation Committee monitors and grants awards according to ENGlobal's executive compensation program and administers ENGlobal's 1998 Incentive Plan. Prior to its termination on December 31, 2005, the Compensation Committee also monitored our Employee Stock Purchase Plan. Employment agreements have been entered into with a number of our executive officers. See "Executive Compensation - Employment Agreements." During fiscal year 2005, members of the Compensation Committee, which met on five occasions, included Messrs. Roussel (Chairman), Gent, and Hale, all of whom qualify as "independent" Directors under applicable AMEX and SEC rules.

The Nominating and Corporate Governance Committee

     The Board established the Nominating and Corporate Governance Committee in November 2002 to provide oversight on the broad range of issues surrounding the composition and operation of the Board, including identifying individuals qualified to become Board members, recommending to the Board Director nominees for the next Annual Meeting, and recommending to the Board and overseeing the implementation of corporate governance guidelines. The Nominating and Corporate Governance Committee also provides assistance to the Board in the areas of committee membership selection, evaluation of the effectiveness of the Board and management, and ongoing consideration of developments in corporate governance practices. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is available on the "Investor Relations" section of our website. The Nominating and Corporate Governance Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation for and effective representation of ENGlobal's stockholders. During 2005, the Nominating and Corporate Governance Committee consisted of Messrs. Gent (Chairman), Hale, and Roussel and met on one occasion. The Board has determined that each of the members of the Nominating and Corporate Governance Committee is "independent" under applicable AMEX and SEC rules.

                              CORPORATE GOVERNANCE

     We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, we continued to review our corporate governance policies and practices, the new and proposed corporate governance rules and regulations of the SEC and the listing standards of AMEX, the stock exchange on which our shares of Common Stock are traded.

     In June 2005, the Board of Directors separated the roles of Chairman and Chief Executive Officer at its Annual Organizational Board Meeting, held after the 2005 Annual Meeting of Stockholders. The Board unanimously appointed William
A. Coskey, P.E. as Chairman of the Board. Michael L. Burrow, P.E. continues to serve as Chief Executive Officer and assumed the position of President from Mr.

Coskey. Mr. Coskey assumed the role of Chairman from Mr. Burrow and retained his merger and acquisition responsibilities, as well as his other current duties within the Company. The decision to separate the roles of Chairman and Chief Executive Officer is part of our ongoing efforts to follow best practices in corporate governance.

     In 2005, we reviewed our Audit Committee and Compensation Committee Charters, Corporate Code of Conduct, and other policies and procedures required by applicable law or AMEX listing standards. You can access and print these documents from the "Investor Relations" section of our website at www.englobal.com or you can request copies at no cost by writing us at ENGlobal Corporation 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914,
Attention: Investor Relations.

Corporate Code of Conduct

     The Company has adopted a Corporate Code of Conduct that applies to all of the Company's Directors, officers and employees in accordance with AMEX. The purpose and role of this code is to focus our officers, Directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. For the purpose of satisfying the disclosure requirement under Item 5.05 of Form 8-K, we will post on the "Investor Relations" section of our website at www.englobal.com any amendments to this code, as well as any waivers of any provision of this code made for the benefit of the Company's senior executive officers or Directors.

     The Company also has a Code of Ethics applicable to the CEO and certain senior financial officers of the Company that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and with applicable AMEX rules. As discussed above, we will disclose on our website waivers of or amendments to the Code of Ethics granted to the CEO or certain senior financial officers to the SEC.

Director Independence

     The Board has determined that no Director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a Director, and that all Directors, except Messrs. Burrow and Coskey, meet the criteria for independence under the AMEX listing standards. The Board has also determined that the members of each of its committees, including the Audit Committee, meet the criteria for membership applicable to each committee under the AMEX listing standards and applicable SEC rules and regulations.

Executive Sessions; Lead Director

     In 2005, the Company held one executive session of its Non-employee Directors. Any non-management Director can request that an executive session be scheduled. Mr. Gent has served as the Company's lead independent Director since 2004, and was re-elected in 2005.

Consideration of Director Nominees

     Stockholder Nominees

     The independent Directors will carefully consider all qualified Director candidates, whether such candidates are recommended by a stockholder or otherwise. Any stockholders wishing to recommend a Director candidate for the 2007 Annual Meeting of Stockholders should submit their nomination before December 29, 2006 to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Nominations should include the following information in order to facilitate the independent Directors' review and consideration:

     o The name, telephone number and address of the recommending stockholder;
     o The name, age, business address and residence of the Director candidate;
     o The principal occupation or employment of the Director candidate for the past five years;
     o A description of the Director candidate's qualifications to serve as a Director, including financial expertise and why the candidate qualifies or does not qualify as "independent" under the AMEX listing standards;
     o The number of shares of the Company's Common Stock beneficially owned by the Director candidate, if any;
     o A description of any arrangements or understandings between the recommending stockholder and the Director candidate, if any, or any other person for whom the recommending stockholder is making the recommendation; and
     o Whether or not the recommending stockholder and the Director candidate consent to being named in the Company's proxy statement with respect to disclosures regarding the nomination process.

     No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our Common Stock.

     Director Qualifications

     The Nominating and Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company. Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all stockholders, not particular stockholder constituencies. The Nominating and Corporate Governance Committee places no specific restrictions on the number of terms Directors may serve or other Boards on which a Director may sit, but Directors must possess sufficient time and energy to carry out their duties effectively. A majority of Directors must be "independent" under the AMEX listing standards. No Director will qualify as "independent" unless the Board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In determining whether a Director is independent, the Board will broadly consider all relevant facts and circumstances.

     Identifying and Evaluating Nominees for Directors

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for Director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for Director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for the Board. In evaluating nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

     Stockholders may communicate with the Board, Board committees, Non-employee Directors as a group and individual Directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

     o a representation that the stockholder is a holder of record of our capital stock;
     o the name and address, as they appear on our books, of the stockholder sending the communication; and
     o the number of shares of our capital stock that are beneficially owned by such stockholder.

ENGlobal's Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The information contained in this Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     In accordance with its written charter, which was approved in its current form by the Board of Directors on March 28, 2006, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is attached as Appendix A and is available on our website at www.englobal.com.

     Our Board of Directors has determined that all three members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, our system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     During fiscal 2005, the Audit Committee had five meetings. The Audit Committee's regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent auditors, Hein & Associates, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

     The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2005 with management and our independent auditors. Management's discussions with the Audit Committee included a review of critical accounting policies.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Hein & Associates for audit and non-audit services. The Audit Committee concluded that the provision of services by Hein & Associates is compatible with the maintenance of Hein & Associates' independence.

     At all of its meetings during 2005, the Audit Committee met with members of senior management and the independent auditors to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

     Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.

                                     Audit Committee of the Board of Directors,
                                           Randall B. Hale, Chairman
                                           David W. Gent, P.E.
                                           David C. Roussel
                                                                  March 28, 2006

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Compensation Committee of the Board determined the compensation of the Chief Executive Officer, President, and Chief Financial Officer for the years in question. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting:

Compensation Philosophy

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for ENGlobal. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of ENGlobal, evaluating the performance of the executive officers in meeting their goals and making recommendations to the Board with regard to executive compensation. ENGlobal's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives, and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of ENGlobal's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, ENGlobal's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of ENGlobal's compensation programs for executive officers are described below.

Compensation Structure

     The base compensation for the executive officers is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing ENGlobal's executive compensation program are:

     o to compensate the executive officers of ENGlobal fairly for their contributions to ENGlobal's short, medium and long-term performance; and
     o to allow ENGlobal to attract, motivate and retain the management personnel necessary to ENGlobal's success by providing an executive compensation program comparable to that offered by companies with which ENGlobal competes for management personnel.

     The elements of ENGlobal's executive compensation program are annual base salaries, annual bonuses and equity incentives. The Compensation Committee bases its decisions on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to ENGlobal. Base salary level for executive officers of other publicly owned, similar sized engineering companies are taken into consideration in setting an appropriate base salary for the executive officers of ENGlobal. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

     The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of ENGlobal to ensure that overall compensation is consistent with ENGlobal's objectives and remains competitive within the area of ENGlobal's operations. In setting the goals and measuring an executive's performance against those goals, ENGlobal considers the performance of (i) its competitors, (ii) its acquisitions, and (iii) the executives who manage those acquisitions, as well as general economic and market conditions.

None of the factors included in ENGlobal's strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt ENGlobal's operations to specific business challenges and to reflect changing economic and marketplace conditions.

Incentive Compensation

     The annual compensation of the executive officers of ENGlobal consists of a base salary and an annual bonus. The annual bonus awarded to the executive officers pursuant to the Company's Executive Level Incentive Plan is based on the financial performance of the Company. In 2005, the Company contributed $100,000 to the bonus pool if the Company's earnings per share equals or exceeds earnings per share in the immediately preceding calendar year. An additional amount, based on a pre-determined calculation, will be added to the bonus pool if the Company's earnings per share is more than 20% higher than earnings per share in the immediately preceding calendar year. The amount of the annual bonus is divided 40%, 30%, and 30% among the President and CEO, Chairman and Chief Financial Officer, respectively. The maximum allowable bonus is equal to the executive's annual salary. Effective January 1, 2006, the Board of Directors' increased the maximum allowable incentive bonus to one and a half times the executive's annual salary. A copy of the Executive Level Incentive Plan was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Form 8-K dated December 21, 2004.

Stock Option Plan

     Stock options are the primary source of long-term incentive compensation for the executive officers and Directors of ENGlobal. Each of the executive officers and Directors of ENGlobal are eligible to participate in the 1998 Incentive Plan. As of December 31, 2005, there were 1,488,904 options outstanding under the 1998 Incentive Plan, 410,108 of which are held by executive officers of ENGlobal. In addition, 509,260 options were available for issuance under the 1998 Incentive Plan as of December 31, 2005. During 2005, no stock options were granted by the Company to the executive officers. However, certain executive officers received options to purchase Company common stock from Alliance 2000, Ltd. ("Alliance"), a Texas limited partnership. See Footnote 2 under "Beneficial Ownership of Certain Stockholders, Directors, Nominees, and Executive Officers" for additional information regarding Alliance.

Compensation of the Chief Executive Officer

     In reviewing the 2005 compensation of Mr. Burrow, the Chief Executive Officer of ENGlobal, the Compensation Committee undertook the same evaluation set forth above with respect to all executive officers. In addition, the Compensation Committee reviewed Mr. Burrow's compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of ENGlobal set Mr. Burrow's salary at $275,000 per annum, effective January 1, 2005. In addition, in recognition of both Mr. Burrow's and ENGlobal's performance in 2005 and based on the criteria discussed above with respect to incentive compensation, the Compensation Committee recommended and the Board of Directors approved a bonus of $275,000 for Mr. Burrow. The Compensation Committee believes that Mr. Burrow's total compensation is reasonable and competitive based on comparative performance information and the overall performance of ENGlobal.

Executive Compensation Deductibility

     ENGlobal intends that amounts paid under ENGlobal's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible according to Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Tax Code")..

Compensation Committee Interlocks and Insider Participation

     No executive officer or Director of ENGlobal serves as an executive officer, Director, or member of a compensation committee of any other entity, for which an executive officer, Director, or member of such entity is a member of the Board or the Compensation Committee of the Board. There are no other interlocks.

                               Compensation Committee of the Board of Directors,
                                       David C. Roussel, Chairman
                                       David W. Gent
                                       Randall B. Hale
                                                                  March 28, 2006

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to Mr. Burrow, the Company's Chief Executive Officer, and the only other executive officers of the Company whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the three years ended December 31, 2005.

                                                                         Securities
                                                         Other Annual    Underlying     All Other
        Name and                       Salary    Bonus   Compensation   Options/SARs   Compensation
   Principal Position           Year    ($)      ($)(1)     ($)(2)         (#)(3)         ($)(4)
   ------------------           ----    ---      ------     ------         ------         ------
William A. Coskey, P.E.         2005   210,000   225,000    9,000              --         10,650
   Chairman of the Board        2004   186,461    16,730    9,000              --          3,137
                                2003   180,474     8,895    9,278              --          4,443

Michael L. Burrow, P.E.         2005   275,000   295,000    9,000          65,000         11,016
   President and Chief          2004   239,713    22,245    9,000         100,000          4,356
   Executive Officer and        2003   231,616    11,540    9,000              --             --
   Director

Robert W. Raiford               2005   210,000   225,000    9,000          65,000          8,540
  Chief Financial Officer and   2004   166,110    16,590    9,000         190,000          2,167
   Treasurer                    2003   171,249     2,605    2,717              --             --

Michael M. Patton, P.E.         2005   174,922    65,000    9,000         100,000         10,704
   Senior Vice President -      2004   149,868    11,773    9,000          40,000          3,457
   Business Development         2003   134,896     6,732    9,515              --          4,338

----------
(1)  Consists of bonuses paid for services rendered in 2004 pursuant to the
     Incentive Bonus Plan, described in "Incentive Bonus Plan" below, and bonuses paid for services rendered in 2005 pursuant to the Executive Level
     Incentive Plan, described in "Key Manager and Executive Level Incentive
     Plans" below.
(2)  Consists of automobile allowance.
(3)  Consists of 140,000 grants made pursuant to the ENGlobal Corporation 1998
     Incentive Plan, described in "1998 Incentive Plan" below, and 420,000 grants made by Alliance.
(4)  Consists of health care benefits and matching contribution made on behalf of the Named Executive Officer pursuant to the ENGlobal Corporation 401(k)
     plan, described in "401(k) Plans" below.

Option/SAR Grants in Last Fiscal Year

     The Company made no grants of stock options to the Named Executive Officers during fiscal 2005 and no Named Executive Officer exercised options during fiscal 2005.

                                       18

Aggregated Option Exercises and Year-End Option Value Table

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of Common Stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the Common Stock on AMEX on December 30, 2005 ($8.40 per share).

                           Number of Securities Underlying    Value of Unexercised
                               Unexercised Options at        In-the-Money Options at
                                  December 31, 2005            December 31, 2005(1)
                           ------------------------------- ---------------------------
          Name               Exercisable   Unexercisable   Exercisable   Unexercisable
          ----               -----------   -------------   -----------   -------------

William A. Coskey, P.E.....         --             --              --             --
Michael L. Burrow, P.E.....     74,042         40,000        $485,472       $254,000
Robert W. Raiford..........    236,066             --        $707,486             --
Michael M. Patton..........     44,000         16,000        $295,400       $101,600

----------
(1)  Year-end value is determined by subtracting the exercise price from the fair market value of $8.40 per share (the closing price for our Common
     Stock as reported by AMEX on December 30, 2005) and multiplying the remainder by the number of underlying shares of Common Stock.

Key Man Insurance

     The Company does not carry insurance on the life of its key executive officers. Messrs. Burrow and Coskey are key executives of the Company and the loss of their services could adversely affect the Company's business.

Employment Agreements

     The Company has entered into employment agreements with officers of the Company or its subsidiaries. The employment agreements are for three or four-year terms unless extended by the Company pursuant to certain terms in the agreements. In October 2004, the Company extended certain agreements for an additional one-year period, and in December 2005, the Company began to actively renegotiate certain agreements with key executives. Such agreements provide for minimum annual base salary levels and other compensation which may be in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards, in each case clarifying what is granted per the agreement and what is subject to approval at the Board of Directors' discretion. At December 21, 2005, employment agreements between the Company and the Named Executive Officers expired. As of December 31, 2005, these agreements had not been renewed, but continue to be negotiated. The Named Executive Officers have agreed to continue their employment with the Company without employment agreements.

     Some agreements also provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, generally salary is paid for three months. In the case of disability, salary and benefits are generally maintained by the Company on behalf of the executive for up to six months of disability and for a period of six months following the date of termination. At the option of the Company, severance payments and benefits may be extended for an additional six-month period following the initial severance period. Additionally, health and life insurance benefits are paid in accordance with the terms of the Company's benefit plans.

     If the Company terminates the executive's employment for "cause," as defined in the employment agreements, the Company will pay any accrued but unpaid salary, expenses required to be reimbursed, vacation and any earned but unpaid bonuses for prior periods. Company benefits will be paid in accordance with the terms of the Company's benefit plans and all unvested options or other awards will be cancelled in accordance with conditions defined in the Company's Incentive Plan.

     If the Company terminates the executive's employment without "cause," as defined in the employment agreements, the Company will continue to pay the executive for a period of six months following the date of termination and at the option of the Company, severance payment and benefits may be extended for an additional six-month period following the initial severance period.

     The employment agreements also include covenants not to compete for a six-month to three-year period following termination of employment depending on basis for termination (but not on the expiration of those agreements), as well as confidentiality provisions as are customary, in nature and scope, for such agreements.

1998 Incentive Plan

     The Company's 1998 Incentive Plan provides for the grant to employees, including officers of ENGlobal, of incentive stock options, non-statutory stock options, stock appreciation rights and restricted stock. In addition, Non-employee Directors and consultants are eligible to receive non-statutory stock options. The Company is authorized to issue a total of 2,650,000 shares of Common Stock under the 1998 Incentive Plan. As of December 31, 2005, 1,488,904 of the 2,650,000 authorized options were issued and remained outstanding under the Plan, with 509,260 options available for issuance under the 1998 Incentive Plan as of December 31, 2005.

401(k) Plans

     In December 2003, the Company terminated the Industrial Data Systems 401(k) Plan and permitted all employees to participate in the ENGlobal Corporation 401(k) Plan (formerly called the Petrocon Engineering, Inc. 401(k) Plan). The Company is in the process of finalizing that action by making filings with the IRS and believes that these actions will be completed without any material liability to the Company.

     For the fiscal year 2005, the Company makes mandatory matching contributions to the ENGlobal Corporation 401(k) Plan equal to 50% of regular employee contributions up to 4% of employee compensation, and all other employees are matched at 25% of employee contributions up to 4% of compensation, as defined in the 401(k) Plan. Other discretionary contributions made by the Company are determined by the Board of Directors. The employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. The Company made contributions of approximately $401,000, $222,000, and $144,000, for the years ended December 31, 2005, 2004, and 2003, respectively.

     Effective April 1, 2006, the Company increased its matching contributions to the ENGlobal Corporation 401(k) Plan to 50% of regular employee contributions up to 6% of employee compensation, and for all other employees, to 33.33% of employee contributions up to 6% of compensation, as defined in the 401(k) Plan.

Incentive Bonus Plan

     Effective January 1, 2002, the Company approved an incentive bonus plan (the "Incentive Bonus Plan") primarily intended to reward key management and other major contributors to ENGlobal's profitability. The Incentive Bonus Plan was restricted to regular full time employees of ENGlobal or its subsidiaries. Participation in the plan was determined at the discretion of the CEO and President of ENGlobal, and subject to Audit Committee approval. The addition of, or removal of, participants to the plan required the joint consent of both the CEO and President of ENGlobal. An incentive bonus pool was calculated quarterly following the completion of the review or audit of ENGlobal's financial results. The incentive bonus pool available for distribution was calculated in two parts:
(1) 15% of ENGlobal's consolidated net profit before tax, less accrued dividends on preferred shares ("ENGlobal Profit") that exceeded 2% of consolidated total revenue, added to (2) 5% of ENGlobal profit that exceeded 4% of consolidated total revenue. Any cumulative losses in ENGlobal profit in prior quarters were subtracted from ENGlobal profit for the current quarter before performing the above calculation.

     Incentive bonuses under the plan were paid only to those employees who were employed on a regular full time basis on the last day of each calendar quarter. Each participant's share of the incentive bonus pool was determined by taking that participant's annual salary divided by the total annual salary of all participants in the plan. Participation in the plan replaced any and all prior bonus, commission or incentive agreements, written or verbal, in which the participants may have been a part. Termination from employment with ENGlobal or its subsidiaries for any reason, either voluntary or involuntary, immediately disqualified an individual from receiving currently payable incentive bonus amounts or any future payments under the plan.

     In December 2004, the Incentive Bonus Plan was replaced with the Key Manager and Executive Level Incentive Plans described below.

Key Manager and Executive Level Incentive Plans

     The Company's Board of Directors adopted the ENGlobal Corporation Key Manager Incentive Plan and the ENGlobal Corporation Executive Level Incentive Plan in December 2004. The Key Manager Incentive Plan was established to provide certain key management personnel (other than the executives eligible for the Executive Level Incentive Plan) with cash bonuses as a reward for performance above the ordinary standards compensated by base salary. The amount of bonus paid to participants is based on evaluations provided by immediate managers and the Company's Chief Executive Officer. The Executive Level Incentive Plan was established to provide financial incentives to certain executive and senior officers based on the Company's performance as evidenced by annual earnings per share. Copies of the Key Manager Incentive Plan and Executive Level Incentive Plan approved by the Board of Directors are on file with the Securities and Exchange Commission as Exhibits 10.1 and 10.2, respectively, to the Company's Form 8-K dated December 21, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, Directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's Board. The Company's Audit Committee is responsible for the review and assessment of all related party transactions.

     Until September 2005, the Company leased approximately 14,000 square feet of office space in Beaumont, Texas ("Executive II") from a joint venture owned one-third by each of: (1) ENGlobal Engineering, Inc., (2) Michael L. Burrow, the Company's President and Chief Executive Officer, and (3) a stockholder of the Company who owns less than 1% of the Company's stock. Upon its review of comparable lease rates in the area, the Committee believed that this lease is at a commercially reasonable rental rate. In September 2005, Hurricane Rita destroyed a significant portion of the Executive II building in Beaumont, Texas. Shortly thereafter, the insurance company deemed the building inhabitable and a decision is pending as to whether the building will be demolished or rebuilt. The Company has not paid rental expenses under this lease since September 2005.

            BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS,
                        NOMINEES, AND EXECUTIVE OFFICERS

     The following table sets forth information regarding beneficial ownership of our Common Stock based on 27,005,158 shares outstanding as of March 24, 2006, with respect to (1) our Directors, (2) the Named Executive Officers, (3) each person who is known by ENGlobal to own beneficially more than 5% of our Common Stock, and (4) all Directors, nominees, and executive officers of ENGlobal as a group. The address for all Directors and executive officers of ENGlobal is 654
N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914.

                                                                         Amount and Nature     Percent of
                                                                           of Beneficial      Common Stock
      Name of Beneficial Owner                    Position                 Ownership (1)          (1)
--------------------------------------      -------------------------    -----------------    ------------

Greater than 5% stockholders:
-----------------------------
Alliance 2000, Ltd................                       --                 8,839,286(2)         32.73%
     c/o 654 N. Sam Houston Pkwy. E.
     Suite 400
     Houston, TX 77060-5914

Tontine Capital Partners, L.P.                           --                 2,619,400(3)          9.70%
Tontine Capital Management, L.L.C.
Jeffrey L. Gendell
     55 Railroad Avenue, 3rd Floor
     Greenwich, CT  06830

Directors and Named Executive Officers:
---------------------------------------

William A. Coskey, P.E............          Chairman of the Board           8,869,386(4)         32.84%

Michael L. Burrow, P.E............          President, Chief Executive      1,342,930(5)          4.96%
                                            Officer, and Director

David W. Gent, P.E................          Director                          100,000(6)           *

Randall B. Hale...................          Director                           60,000(7)           *

David C. Roussel..................          Director                           60,000(8)           *

Robert W. Raiford.................          Treasurer and Chief               236,066(9)           *
                                            Financial Officer

Michael M. Patton.................          Senior Vice President -            49,000(10)          *
                                            Business Development
All current Directors, nominees, and
named executive officers as a group
(seven persons)...................                       --                10,717,382            38.86%


                                       22

----------
*    Represents less than 1% of the shares of Common Stock outstanding.

(1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
(2) Alliance 2000, Ltd. ("Alliance") is a Texas limited partnership. Of these shares, 2,600,000 are held subject to an Option Pool Agreement pursuant to which options have been granted to certain employees of ENGlobal and its subsidiaries, and 200,000 are subject to the Equus Call Agreement, pursuant to which Equus has the right to acquire the shares under certain circumstances. BHC Management Corporation, a Texas Corporation, became general partner of Alliance in the first quarter of 2006. Mr. Coskey and his wife are officers and each own 50% of the stock of this corporation.
(3) Does not include shares owned directly by officers and stockholders of Tontine Management LLC ("Tontine") with respect to which Tontine and its officers disclaim beneficial ownership. Officers and stockholders of Tontine may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Tontine.
(4) In accordance with Rule 13d-3(d)(1)(i)(A), includes 8,869,386 shares of Common Stock held in the name of Alliance, for which BHC Management Corporation is the general partner, as described in Footnote 2 above. Also includes 100 shares of Common Stock owned by Mr. Coskey purchased on June 16, 1998, at the time ENGlobal became listed with the American Stock Exchange; and 30,000 shares of Common Stock held in the name of Mr. Coskey for his children. Mr. Coskey has a pecuniary interest in the shares beneficially owned by Alliance and has shared voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(5) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,268,888 shares of Common Stock held by a family limited partnership, options held by Mr. Burrow to acquire 14,042 shares of Common Stock at $0.96 per share, and options to acquire 60,000 shares of Common Stock at $2.05 per share. Does not include options to acquire 40,000 shares of Common Stock at $2.05 per share none of which are exercisable within 60 days. Also does not include options to acquire 365,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share which become vested and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance.
(6) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Gent to acquire 30,000 shares of Common Stock at $1.25 per share, options to acquire 10,000 shares of Common Stock at $1.00 per share, options to acquire 20,000 shares of Common Stock at $1.87 per share, options to acquire 20,000 shares of Common Stock at $2.32 per share and options to acquire 20,000 shares of Common Stock at $1.81 per share. Does not include options to acquire 50,000 shares of Common Stock at $3.75 per share, none of which are exercisable within 60 days.
(7) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Hale to acquire 20,000 shares of Common Stock at $1.87 per share options to acquire 20,000 shares of Common Stock at $2.32 per share and options to acquire 20,000 shares of Common Stock at $1.81 pre share. Does not include options to acquire 50,000 shares of Common Stock at $3.75 per share, none of which are exercisable within 60 days.
(8) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Roussel to acquire 20,000 shares of Common Stock at $1.87 per share options to acquire 20,000 shares of Common Stock at $2.32 per share and to acquire 20,000 shares of Common Stock at $1.81 per share. Does not include options to acquire 50,000 shares of Common Stock at $3.75 per share, none of which are exercisable within 60 days.
(9) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Raiford to acquire 14,458 shares of Common Stock at $0.96 per share, options to acquire 61,235 shares of Common Stock at $4.26 per share, and options to acquire 160,373 shares of Common Stock at $6.24 per share. Does not include options to acquire 485,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.
(10) In accordance with Rule 13d-3(d)(1)(i)(A), includes 5,000 shares of Common Stock held in trust for the benefit of Mr. Patton. Also includes options held by Mr. Patton to acquire 20,000 shares of Common Stock at $1.25 per share and options to acquire 24,000 shares of Common Stock at $2.05 per share. Does not include options to acquire 16,000 shares of Common Stock at $2.05 per share, none of which are exercisable within 60 days. Also does not include 300,000 shares of Common Stock at exercise prices ranging from $0.75 to $1.25 per share, which become vested and are exercisable only upon certain conditions related to the Option Pool Agreement between the Company and Alliance.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, Directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and ENGlobal must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of Forms 3 and 4 and any amendments furnished to ENGlobal during our fiscal year ended December 31, 2005, and Forms 5 and any amendments furnished to ENGlobal with respect to the same fiscal year, we believe that our Directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except for the following: (1) on December 13, 2005, Mr. Raiford filed a Form 4 representing 22 sales totaling 154,462 shares between the prices of $6.27 and $6.59 from December 6, 2005 to December 9, 2005; and (2) on December 27, 2005, Mr. Raiford filed a Form 4 representing 20 sales totaling 32,419 shares between the prices of $6.50 and $7.34 from December 9, 2005 to December 15, 2005.

                             STOCK PERFORMANCE GRAPH
                 Comparison of Five Year Cumulative Total Return

     The following line graph compares the total returns (assuming reinvestment of dividends) of our Common Stock, the AMEX US Index and the S&P 600 SmallCap Index for the five-year period ended December 31, 2005. This comparison assumes the investment of $100 on December 31, 1999 and the reinvestment of all dividends.

[GRAPHIC OMITTED]

                             2000     2001     2002      2003      2004     2005
                             ----     ----     ----      ----      ----     ----
               ENGLOBAL    100.00    57.14    82.29    136.00    225.14   354.29
S&P 600 SMALL CAP INDEX    100.00   105.73    89.54    123.15    149.73   159.69
          AMEX US INDEX    100.00    93.08    76.08    102.98    119.00   128.76


                       PRINCIPAL AUDITOR FEES AND SERVICES

     The Audit Committee has appointed Hein & Associates, LLP as ENGlobal's independent auditors for the fiscal year ending December 31, 2006. Representatives of Hein & Associates are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates for fiscal 2005 and 2004.

                                              2005       2004
                                          --------   --------

                  Audit Fees              $184,971   $125,432
                  Audit-Related Fees          --         --
                  Tax Fees                  81,346     76,882
                  All Other Fees            13,757     18,012
                                          --------   --------
                                  Total   $280,074   $220,326
                                          ========   ========

     As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the company's principal accountant for the audit of the company's annual financial statements and review of financial statements included in the company's Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by the company's principal accountant that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under "audit fees;" (iii) "tax fees" are fees for professional services rendered by the company's principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by the company's principal accountant, other than the services reported under "audit fees," "audit-related fees," and "tax fees."

     Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

     Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year.

                                  PROPOSAL TWO:
          AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION

     On March 28, 2006, the Board of Directors adopted a resolution unanimously approving, and recommending to the Company's stockholders for their approval, an amendment to our Restated Articles of Incorporation ("Articles") to amend the existing Article Fourth, which provides for 5,000,000 shares of Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"). The proposal eliminates all references to Series A Preferred Stock. The new Article Fourth provides our Board of Directors the ability to authorize, from time to time, the issuance of shares, and to determine the designations, preferences, limitations and relative or other rights, with "blank check" authority vested in the Board of Directors (the "Preferred Stock Amendment"). The following discussion is qualified in its entirety by reference to the text of the proposed Preferred Stock Amendment attached to this Proxy Statement as Appendix B.

     The Articles currently authorize the issuance of 5,000,000 shares of Series A Preferred Stock, none of which are outstanding. We issued the Series A Preferred Stock in connection with a merger transaction in 2001, and the shares that were issued and outstanding were converted into shares of our Common Stock in August 2003. In conjunction with the elimination of the Series A Preferred Stock, Exhibit A, Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, to the Articles will be deleted.

     General

     The new Article Fourth authorizes a new class of capital stock of the Company, consisting of 2,000,000 shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock"). If the Preferred Stock Amendment is approved by the Company's stockholders, the Board of Directors will have the authority to approve the issuance of all or any shares of the Preferred Stock in one or more series, to determine the number of shares constituting any series and to determine any voting powers, conversion rights, dividend rights, and other designations, preferences, limitations, restrictions and rights relating to such shares without any further action by the stockholders. The designations, preferences, limitations, restrictions and rights of any series of Preferred Stock designated by the Board of Directors will be set forth in an amendment to the Amended and Restated Articles of Incorporation ("Amended Articles") filed in accordance with Nevada law.

     Blank Check Authority

     The Preferred Stock is referred to as a "blank check" because the Board of Directors, in their discretion, will be authorized to provide for the issuance of all or any shares of the stock in one or more classes or series, specifying the terms of the shares, subject to the limitations of Nevada law. The Board of Directors would make a determination as to whether to approve the terms and issuance of any shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders. See "Terms of Possible Preferred Stock Issuances" below.

Reason for the Authorization of "Blank Check" Preferred Stock. The reason for authorizing blank check Preferred Stock is to provide the Company with the flexibility in connection with its future growth. Although the Company presently has no intentions of issuing shares of Preferred Stock, opportunities may arise that require the Board to act quickly, such as businesses becoming available for acquisition or favorable market conditions for the sale of a particular type of Preferred Stock. The Board believes that the authorization to issue Preferred Stock is advisable in order to enhance the Company's ability to respond to these and similar opportunities.

     Possible Events Triggering Issuances of Preferred Stock

     The Board of Directors believes the authorization of the Preferred Stock is advisable and in the best interests of the Company and its stockholders in order to facilitate the Company's ability, if and when necessary, to pursue corporate opportunities, including, but not limited to:

o  mergers;                                   o  financing transactions;
o  acquisitions of assets and businesses;     o  joint ventures;
o  raising capital;                           o  strategic alliances; and
o  paying stock dividends on equity to be     o  other corporate purposes.
   issued in the future (instead of paying
   interest on debt);

     If the Proposal is approved, the Board of Directors will have the ability to issue Preferred Stock without the delay and expenses inherent in holding a special stockholders' meeting each time an opportunity requiring the issuance of shares of Preferred Stock may arise. We believe that this could permit the Company to react more quickly to corporate business opportunities should they become available.

     Terms of Future Preferred Stock Issuances

     While the Company may consider issuing Preferred Stock in the future, the Company has no immediate plans, arrangements, commitments or understandings with any person to effect issuance of any of the Preferred Stock that would be authorized by the proposed Preferred Stock Amendment, and it is possible that the Company will never issue any Preferred Stock. Therefore, the specific terms of any Preferred Stock subject to this proposal or the specific instances of its future issuance cannot be stated.

     However, it is likely that the terms and conditions of any Preferred Stock, as designated in the Amended Articles, would include preferences and rights superior to those of the holders of Common Stock. Such terms might include, (1) special voting rights, (2) special conversion rights, and (3) redemption or other rights which may, among other things, provide the holders of Preferred Stock with, (i) a disproportionate share of earnings distributed by way of dividends or of the proceeds of a sale or liquidation of the Company, and (ii) disproportionate rights of approval, compared to those of the holders of Common Stock, with respect to certain kinds of transactions.

     The authority of the Board with respect to each class or series will include, without limitation, the right to determine:

     1.   Redemption price or prices and timing;
     2. Dividend rates (which may be cumulative or non-cumulative), conditions, and timing, as well as preferences in relation to the dividends payable on any other class or series;
     3. Rights upon the dissolution, or upon any distribution of the assets, of the Company;
     4. Conversion or exchange rights, including the price or prices and rates of conversion or exchange and adjustments;
     5. Limitations on the issuance of additional shares of such class or series, or shares of any other class or series of Preferred Stock;
     6.   Voting rights; and
     7. Other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of the Amended Articles.

     Notwithstanding the above actions, the exact terms of the class or series of Preferred Stock will be determined by the Board of Directors at the time of issuance without further action by the stockholders, as permitted by Nevada law, except as may be required for a particular transaction by applicable law or regulation, including, but not limited to, Securities and Exchange Commission rules or regulations or the listing regulations of the American Stock Exchange.

     Possible Anti-Takeover Effects of the Proposal

     The authorization of "blank check" Preferred Stock may operate to provide anti-takeover protection for the Company. Subject to its fiduciary duties, in the event of a proposed merger, tender offer or other attempt to gain control of the Company that the Board of Directors does not believe is in the best interests of the Company or its shareholders, the Board will have the ability to quickly issue shares of Preferred Stock with certain rights, preferences and limitations that make the proposed takeover attempt more difficult to complete. We have not proposed the blank check authority with the intention of using the Preferred Stock for anti-takeover purposes, although we could theoretically use the Preferred Stock to make it more difficult or to discourage an attempt to acquire control of the Company. The Preferred Stock Amendment is not being proposed as a means of preventing or dissuading a change in control or takeover of the Company, but it may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful. Proposal Two is not in response to any attempt to acquire control of the Company, nor is the Company aware of any such attempt.

     The authorization to issue Preferred Stock may also benefit present management. A potential acquiror may be discouraged from attempting a takeover because the Board possesses the authority, when consistent with its fiduciary duties to issue Preferred Stock. Thus, management may be able to retain its position more easily. The Board, however, does not intend to issue any Preferred Stock except on terms that the Board of Directors deems to be in the best interest of the Company and its shareholders. Proposal Two is not an effort by management of the Company to make it more difficult to replace incumbent management.

     Blank check Preferred Stock may also be used, subject to applicable fiduciary duties, in connection with anti-takeover measures, such as (i) a stockholder rights plan, also known as a "poison pill" plan, or (ii) the issuance to purchasers supporting the Board of Directors in opposing a specific takeover proposal, which could delay or prevent a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. Proposal Two is not part of a plan by the Company to adopt a series of anti-takeover measures, nor does the Company have any present intention of proposing the adoption of anti-takeover measures in the future.

     Possible Adverse Effects of the Proposal

     The issuance of Preferred Stock may have certain adverse effects upon our current holders of Common Stock. The issuance of Preferred Stock with disproportionately high voting rights generally or with respect to particular matters will adversely affect the voting power of holders of Common Stock. Further, a class or series of Preferred Stock convertible into or redeemable for Common Stock may be issued by the Board of Directors. The issuance of Common Stock upon the right to convert the Preferred Stock will increase the number of shares of Common Stock outstanding when calculated on a fully diluted basis, diluting the percentage ownership of existing shareholders. The issuance of Common Stock upon a conversion may also dilute book value per share and/or earnings per share. Holders of our stock will not have pre-emptive rights with respect to the Preferred Stock or Common Stock issued upon the conversion of shares of Preferred Stock. Finally, shares of Preferred Stock generally have preferences over Common Stock with respect to dividend rights and distributions in the event of liquidation. As a result, holders of our Common Stock may not receive any dividends or distributions in the event of liquidation until satisfaction of any dividend or liquidation preference granted to holders of Preferred Stock.

     The Board of Directors does not believe that the approval of this proposal will have an anti-takeover effect and that the financial flexibility afforded by the Preferred Stock Amendment outweighs any potential disadvantages.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and represented at the annual meeting is required for the adoption of the Amended Articles. If approved, Proposal Two will become effective upon the filing of the Amended Articles with the Secretary of State of Nevada and acceptance thereof, which is expected to occur as soon as practicable following the Annual Meeting of Stockholders.

Recommendation of the Board

     The Board recommends that stockholders vote FOR the amendment to the Restated Articles of Incorporation.

                                  OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

     The Company has received no notice of any other items to be submitted for consideration at the meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

                         STOCKHOLDER PROPOSALS FOR 2006

     The 2007 annual meeting of stockholders is expected to be held in June 2007. The Company must receive by December 30, 2006 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in the Company's proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to ENGlobal Corporation, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, Attention: Corporate Secretary, prior to the specified deadline.

     SEC rules and regulations provide that if the date of the Company's 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2007 Annual Meeting. The Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q, upon determination by the Company that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting.

                             ADDITIONAL INFORMATION

     A copy of the Company's 2005 Annual Report is being mailed with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of the Annual Report may obtain one without charge. The Company's Annual Report on Form 10-K is also accessible through the Company's website at www.englobal.com. Requests and inquiries should be addressed to: Investor Relations, 654 N. Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914, (281) 878-1000.

                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this Proxy Statement to the stockholders of the Company.

                                           By Order of the Board of Directors,

                                           /s/ Natalie S. Hairston

                                           Natalie S. Hairston
                                           Chief Governance Officer and
                                           Corporate Secretary
Houston, Texas
April 28, 2006

                                                                      Appendix A
                                                                      ----------

                              ENGLOBAL CORPORATION
                             AUDIT COMMITTEE CHARTER

General

     The Committee's purpose is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation. The Committee shall oversee the audit efforts of the Corporation's independent accountants and any internal auditors employed by the Corporation and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, any internal auditors employed by the Corporation, and the financial and senior management of the Corporation.

Composition

     The Audit Committee shall consist of three or more Directors as determined by the Board, each of whom is determined by the Board to be "independent" under
Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules of the American Stock Exchange, and the rules and regulations of the SEC.

     All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices. At a minimum, all members of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be a financial expert as such term is defined by the SEC. Committee members, are encouraged to enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

     The members of the Committee are to be elected by the Board upon the recommendation of the Nominating/Corporate Governance Committee and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board upon the recommendation of the Nominating/Corporate Governance Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Chair will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee Meetings.

Meetings

     The Committee shall hold regular meetings as may be necessary, but no less than once per quarter, and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet regularly with each of management, the principal internal auditor of the Corporation, and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

     The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

     The Committee Chairman should consult with management in the process of establishing agendas for Committee meetings.

     The Committee shall maintain and submit to the Board copies of minutes of each meeting of the Committee, and each written consent to action taken without a meeting, reflecting the actions so authorized or taken by the Committee since the preceding meeting of the Board. A copy of the minutes of each meeting shall be placed in the Corporation's minute book.

Relationship with Independent Accountants

     The Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Committee. The Committee will be responsible for resolving any disputes between the independent accountants and the Corporation's management.

Responsibilities and Duties

     To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

2. Review the results of the year-end audit of the Corporation, including (as applicable):

     o the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Corporation's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

     o the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Corporation and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

     o    the methods used to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

     o    significant recorded and unrecorded audit adjustments;

     o any material accounting issues among management, members of the Corporation's internal auditing department and the independent auditors; and

     o other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors.

3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q and Form 10-K prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Review with management and the Corporation's independent auditors such accounting policies (and changes therein) of the Corporation, including any financial reporting issues which could have a material impact on the Corporation's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body.

Independent Accountants
-----------------------

5. Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the outside auditing firm, including fees and terms.

6. Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require pre-approval by the Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

7. The authority to grant pre-approval of audit and non-audit services may be delegated to one or more designated members of the Committee who are independent Directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

8. Review, at least annually, a report by the outside auditor describing (i) the firm's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (iii) all relationships between the independent auditor and the Corporation.

9. In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board Committee conclusions with respect to the qualifications and performance of the outside auditing firm.

10. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review the report by the outside auditing firm describing any relationships between the outside auditing firm and the Corporation referred to in paragraph four above or any relationships between the outside auditing firm and the Corporation or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Committee's conclusions with respect to the independence of the outside auditing firm.

11.  Ensure rotation of the audit partners as required by law.

12. Establish policies for the hiring of employees and former employees of the outside auditing firm.

Financial Reporting Processes
-----------------------------

13. Review the adequacy and effectiveness of the organization's disclosure controls and procedures and management reports thereon.

14. Review disclosures made to the Committee by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

15. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

16. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

17. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

18. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

20. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

21. Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of "pro forma" or "adjusted" non-GAAP information.

22. Review with management and the independent auditors any reportable conditions and material weaknesses affecting internal control.

23. Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Corporation.

24.  Prepare a report annually which states, among other things, whether:

     o the Committee has reviewed and discussed with management and independent auditors the audited financial statements to be included in the Corporation's Annual Report on Form 10-K;

     o the Committee has discussed with the Corporation's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented) and SEC rules;

     o the Committee has determined that the Corporation's outside auditors are "independent" under SEC and American Stock Exchange rules; and

     o based on the review and discussions described in subsections (i), (ii) and (iii) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Ethical and Legal Compliance
----------------------------

25. Establish, review and update periodically a Code of Conduct that applies to the Corporation's employees and Directors and ensure that management has established a system to enforce this Code. The Code must be publicly available and waivers for executive officers and Directors granted and disclosed in accordance with applicable law.

26. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

27. Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation.

28. Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of the American Stock Exchange and other applicable law.

29. Obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934.

30. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

31. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Outside Advisors
----------------

     The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

     With respect to the duties and responsibilities listed above, the Committee should:

     o    Report regularly to the Board on its activities, as appropriate;

     o Exercise reasonable diligence in gathering and considering all material information;

     o Understand and weigh alternative courses of conduct that may be available;

     o Focus on weighing the benefit versus harm to the Corporation and its stockholders when considering alternative recommendations or courses of action;

     o If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

     o Provide management, the Corporation's independent auditors, and any internal auditors employed by the Corporation with appropriate opportunities to meet privately with the Committee.

                                      * * *


     While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor.



                                 Adopted by Resolution of the Board of Directors
                                                                  March 28, 2006

                                                                      Appendix B
                                                                      ----------
                       PROPOSED NEW ARTICLE FOURTH TO THE
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                          ("PREFERRED STOCK AMENDMENT")

If Proposal Two is approved by stockholders of the Company, Article Fourth of the Company's Restated Articles of Incorporation would be amended and restated as follows:

"FOURTH. The corporation is authorized to issue two classes of stock, common stock and preferred stock:

(A) Authorized Capital Stock. The aggregate number of shares which the corporation shall have the authority to issue is 77,000,000 shares, of which 75,000,000 shares shall be Common Stock, par value $0.001 per share (the "Common Stock"), and 2,000,000 shares shall be Preferred Stock, par value $0.001 per share (the " Preferred Stock"). All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

(B) Preferred Stock.

     (1) Issuances. The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, powers, rights, privileges, qualifications, limitations or restrictions as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series. Except as may otherwise be provided in these Articles, as amended from time to time, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

     o    The rate and manner of payment of dividends, if any;
     o Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;
     o The amount payable upon shares in the event of liquidation, dissolution or other winding-up of the Corporation;
     o Sinking fund provisions, if any, for the redemption or purchase of shares;
     o The terms and conditions, if any, on which shares may be converted or exchanged;
     o    Voting rights, if any; and
     o Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the laws of the State of Nevada.

     (2) Authority of the Board of Directors. The Board of Directors shall have the authority to determine the number of shares that will comprise each series. Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Nevada.

Articles of Amendment setting forth such matters will be filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto. Notwithstanding the forgoing, before the issuance of any shares of any class or series of which the number, preferences, limitations or relative rights are set forth in Articles of Amendment filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto, the Board of Directors may amend or rescind any terms applicable to such class or series in accordance with the procedures set forth in Section 390(1) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto."

                              ENGlobal Corporation

                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Michael L. Burrow, P.E. and William A. Coskey, P.E., either of them, jointly and severally, with full power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of ENGlobal Corporation, to be held at Wyndham Greenspoint Hotel, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 1, 2006 at 10:00 a.m., local time, or any adjournment thereof.

1.   Election of Directors.

          a. William A. Coskey, P.E.        d. Randall B. Hale
          b. Michael L. Burrow, P.E.        e. David C. Roussel
          c. David W. Gent, P.E.

               |_| FOR             |_| AGAINST            |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2. The amendment to the Restated Articles of Incorporation of ENGlobal Corporation to eliminate the Series A Preferred Stock and all references as to its rights and privileges, and to authorize 2,000,000 shares of Preferred Stock, $0.001 par value, with the Board of Directors' authority to determine the designations, preferences, limitations, restrictions, and other rights relating to such shares and to approve the issuance of such shares without further approval by stockholders.

               |_| FOR             |_| AGAINST            |_| ABSTAIN

|_|  If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO ENGLOBAL'S BOARD OF DIRECTORS AND FOR THE APPROVAL TO AMEND ENGLOBAL'S ARTICLES OF INCORPORATION.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as your name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                 Date: _______________

____________________________________                 Date: _______________
Signatures of Stockholder(s)



(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)